As filed with the Securities and Exchange Commission on July 1, 1996


                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                           _____________________

                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of

                    The Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):
                               July 1, 1996


                Exact name of Registrant as specified
Commission      in its charter, address of principal           State of        I.R.S. Employer
File No.        executive offices, telephone number          Incorporation    Identification No.
1-8349          FLORIDA PROGRESS CORPORATION                   Florida          59-2147112
                One Progress Plaza
                St. Petersburg, Florida 33701
                Telephone (813) 824-6400

The address of the registrant has not changed since the last report.

Item 5.   Other Events


     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended June 30, 1996:

     Florida Progress issued a news release dated July 1, 1996 announcing that its Board of Directors has approved a plan to spin-off Progress Credit Corporation, its lending, leasing and real estate unit, to its shareholders by a tax-free stock dividend. A copy of the news release is being filed herewith as
Exhibit 99.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)  Description of Exhibit

99 Florida Progress Corporation News Release dated July 1, 1996 announcing plan to spin-off Progress Credit Corporation.

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FLORIDA PROGRESS CORPORATION


                                   /s/ James V. Smallwood
                              By:____________________________
                                   James V. Smallwood
                                   Vice President and Treasurer




Date:  July 1, 1996

                               EXHIBIT INDEX



Exhibit No.       Description of Exhibit

99 Florida Progress Corporation News Release dated July 1, 1996 announcing plan to spin-off Progress Credit Corporation.





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